UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2021 (July 12, 2021)

F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-31940	25-1255406
(Commission File Number)	(IRS Employer Identification No.)

One North Shore Center, 12 Federal Street, Pittsburgh, PA	15212
(Address of Principal Executive Offices)	(Zip Code)

(800) 555-5455

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common Stock, par value $0.01 per share	FNB	New York Stock Exchange
Depositary Shares each representing 1/40th interest in a share of Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series E	FNBPrE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01.	OTHER EVENTS

On July 13, 2021, F.N.B. Corporation and Howard Bancorp, Inc. issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of July 12, 2021. A copy of the joint press release is attached hereto as Exhibit 99.1. In addition, F.N.B. is providing supplemental information regarding the proposed transaction in the form of an investor presentation, which is attached hereto as Exhibit 99.2, and which is also available through the “About Us” section of FNB’s website at www.fnbcorporation.com by clicking on “Investor Relations” and then “Investor & Analyst Presentations.”

Additional Information and Where to Find It

F.N.B. plans to file with the SEC, and the parties plan to furnish to the security holders of Howard, a Registration Statement on Form S-4, which will constitute a proxy statement of Howard and a prospectus of F.N.B. in connection with the proposed Merger, referred to as a proxy statement/prospectus, as well as other relevant documents related to the proposed transaction. The proxy statement/prospectus described above will contain important information about F.N.B., Howard, the proposed Merger and related matters.

BEFORE MAKING ANY VOTING DECISIONS, INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and security holders will be able to obtain free copies of these documents, and other documents filed with the SEC by F.N.B. through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents F.N.B. has filed with the SEC by contacting James Orie, Chief Legal Officer, F.N.B. Corporation, One North Shore Center, 12 Federal Street, Pittsburgh, PA, 15212, telephone: (724) 983-3317; and may obtain free copies of the documents Howard Bancorp has filed with the SEC by contacting Joseph Howard, Chief Legal Officer, Howard Bancorp, Inc., 3301 Boston Street, Baltimore, MD 21224, telephone: (443) 573-2664..

Participants in the Solicitation

F.N.B. and Howard and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from Howard’s stockholders in connection with the proposed merger. Information regarding F.N.B.’s directors and executive officers is contained in F.N.B.’s Proxy Statement on Schedule 14A, dated March 26, 2021 and in certain of its Current Reports on Form 8-K, which are filed with the SEC. Information regarding Howard’s directors and executive officers is contained in Howard’s Proxy Statement on Schedule 14A, dated April 13, 2021, and in certain of its Current Reports on Form 8-K, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of these documents may be obtained as described in the preceding paragraph.

No Offer or Solicitation

This Current Report on Form 8-K and related communications are not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus that meets the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Information

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. These forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of F.N.B. and Howard with respect to their planned merger, the strategic benefits and financial benefits of the merger (including anticipated accretion to earnings per share and other metrics), and the timing of the closing of the transaction.

Forward-looking statements are typically identified by words such as “believe”, “plan”, “expect”, “anticipate”, “intend”, “outlook”, “estimate”, “forecast”, “will”, “should”, “project”, “goal”, and other similar words and expressions. Forward-looking statements are subject to risks, uncertainties and assumptions which may change over time or as a result of unforeseen circumstances. Future events or circumstances may change expectations or outlook and may affect the nature of the assumptions, risks and uncertainties to which forward-looking statement are subject. The forward-looking statements in this Current Report on Form 8-K pertain only to the date hereof, and F.N.B. and Howard disclaim any obligation to update or revise any forward-looking statements, except as required by law. Actual results or future events may differ, possibly materially, from those that anticipated in these forward-looking statements. Accordingly, we caution against placing undue reliance on any forward-looking statements.

Forward-looking statements contained in this Form 8-K are subject to, among others, the following risks, uncertainties and assumptions:

•

The possibility that the anticipated benefits of the transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy, competitive factors in the areas where F.N.B. and Howard do business, or as a result of other unexpected factors or events;

•

Completion of the transaction is dependent on the satisfaction of customary closing conditions, including approval by Howard stockholders, which cannot be assured, and the timing and completion of the transaction is dependent on various factors that cannot be predicted with precision at this point;

•	The occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement;

•

Completion of the transaction is subject to bank regulatory approvals and such approvals may not be obtained in a timely manner or at all or may be subject to conditions which may cause additional significant expense or delay the consummation of the merger transaction;

•	Potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction;

•	The outcome of any legal proceedings that may be instituted against F.N.B. or Howard;

•	Subsequent federal legislative and regulatory actions and reforms affecting the financial institutions’ industry may substantially impact the economic benefits of the proposed merger;

•

Unanticipated challenges or delays in the integration of Howard’s business into F.N.B.’s and or the conversion of Howard’s technology systems and customer data may significantly increase the expense associated with the transaction; and

•

Other factors that may affect future results of F.N.B. and Howard including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

These forward-looking statements are also subject to the principal risks and uncertainties applicable to F.N.B.’s and Howard’s respective businesses and activities generally that are disclosed in F.N.B.’s 2020 Annual Report on Form 10-K and in other documents F.N.B. files with the SEC, and in Howard’s 2020 Annual Report on Form 10-K and in other documents Howard files with the SEC. F.N.B.’s and Howard’s SEC filings are accessible on the SEC website at www.sec.gov.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit Number	Description

99.1	Press release dated July 13, 2021.

99.2	Investor Presentation dated July 13, 2021.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION
(Registrant)

By:	/s/ Vincent J. Calabrese, Jr.
Name:	Vincent J. Calabrese, Jr.
Title:	Chief Financial Officer

Dated: July 13, 2021